SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2007
WHEELING-PITTSBURGH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50300	55-0309927
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1134 Market Street, Wheeling, WV		26003
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (304) 234-2400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

ITEM 8.01 Other Events.
On March 16, 2007, Wheeling-Pittsburgh Corporation (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2006, which was filed as an exhibit to a Current Report on Form 8-K dated March 16, 2007. The Company held a conference call on March 16, 2007 at 3:00 p.m. EDT to review the Company’s financial results and business prospects. The actual transcript of the conference call is filed herewith as Exhibit 99.1.
In connection with the proposed merger transaction between the Company and Esmark Incorporated (“Esmark”), Clayton Acquisition Corporation (“New Esmark”) intends to file a registration statement on Form S-4 and related proxy statement with the SEC. Stockholders of the Company and Esmark are urged to read the registration statement, proxy statement and any other relevant documents filed with the SEC, when they become available, as well as any amendments or supplements to those documents, because they will contain important information, including information on the proposed transaction as well as participants and their interests in the Company and Esmark.
Stockholders will be able to obtain a free copy of the registration statement and related proxy statement, as well as other filings containing information about the Company and Esmark, at the SEC’s website at www.sec.gov. New Esmark, the Company, Esmark and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the participants in the proxy solicitation and their respective interests may be obtained by reading the registration statement and related proxy statement regarding the proposed transaction when they become available. This communication shall not constitute an offer or any securities for sale.
FORWARD-LOOKING STATEMENTS CAUTIONARY LANGUAGE
The information contained in this filing, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements reflect the current views of management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from actual future events or results. These risks and uncertainties include, among others, factors relating to (1) the Company’s potential inability to generate sufficient operating cash flow to service or refinance its indebtedness, (2) concerns relating to financial covenants and other restrictions contained in its credit agreements, (3) intense competition, dependence on suppliers of raw materials and cyclical demand for steel products, (4) the risk that the businesses the Company and Esmark will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (5) the ability of combined companies to realize the expected benefits from the proposed combination, including expected operating efficiencies, synergies, cost savings and increased productivity, and the timing of realization of any such expected benefits; (6) lower than expected operating results for the Company; (7) the risk of unexpected consequences resulting from the combination of the Company and Esmark; and (8) certain other risks identified “Item 1A – Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and other reports and filings with the SEC, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing the Company’s views as of any subsequent date. While the Company may elect to update forward-looking statements from time to time, the Company specifically disclaims any obligation to do so.
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	Transcript of Wheeling-Pittsburgh Corporation Conference Call held on March 16, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING-PITTSBURGH CORPORATION

By:	/s/ David A. Luptak
David A. Luptak
Executive Vice President, General Counsel and Secretary
Dated: March 22, 2007

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